UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite 888, Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2018 Equity Incentive Plan

The shareholders of Veru Inc. (the “Company”) approved a proposal to adopt the Veru Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”) at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company held on March 20, 2018. A copy of the Equity Incentive Plan is attached hereto as Exhibit 10.1 and a copy of the form of the Non-Qualified Stock Option Grant Agreement for the Equity Incentive Plan is attached hereto as Exhibit 10.2.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 26, 2018 (the “Proxy Statement”). The section of the Proxy Statement entitled “Proposal 3: Approval of 2018 Equity Incentive Plan” from pages 20 to 26 is incorporated herein by reference.

Greco Employment Agreement

On March 21, 2018, the Company and Michele Greco entered into an Executive Employment Agreement (the “Greco Employment Agreement”), which superseded Ms. Greco’s previous Employment Agreement dated as of October 4, 2017. Under the Greco Employment Agreement, Ms. Greco serves as Chief Financial Officer and Chief Administrative Officer of the Company. The Greco Employment Agreement does not have a definite term. Pursuant to the terms of the Greco Agreement, Ms. Greco receives a minimum annual base salary of $300,000, is eligible to receive an annual bonus equal to 45% of her base salary under the Company’s annual incentive bonus program and is entitled to participate in the Company’s equity incentive plan. Ms. Greco is also entitled to participate in all of the Company’s employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees; provided that in lieu of participating in the Company’s health insurance program Ms. Greco agreed to receive a payment of $598 per month and, to the extent such payment is subject to U.S. federal or state ordinary income tax the Company agreed to increase the payment to the extent necessary to reimburse Ms. Greco for such taxes. In the event that Ms. Greco’s employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” (each as defined in the Greco Employment Agreement), Ms. Greco will be entitled to continuation of her base salary for a period of one year following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of her target bonus for the year in which the termination occurs and, if Ms. Greco timely and properly elects health continuation coverage under COBRA or comparable state continuation law, reimbursement for the difference between the premium paid by Ms. Greco for such coverage and the premium amount paid by similarly situated executives until the earliest of (i) 12 months following termination, (ii) the date Ms. Greco is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Ms. Greco becomes eligible to receive substantially similar coverage from another employer or another source. If Ms. Greco’s employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” within six months following a “change in control” (as defined in the Greco Employment Agreement), then in addition to the benefits described in the preceding sentence Ms. Greco will be entitled to the accelerated vesting of all unvested equity compensation awards. The Greco Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Ms. Greco.

The foregoing description of the Greco Employment Agreement does not purport to be complete and is qualified by reference to the Greco Employment Agreement, a copy of which is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on March 20, 2018. A total of 53,512,946 shares of Common Stock) were eligible to vote at the Annual Meeting. The matters voted on at the Annual Meeting were as follows:

1.	Election of Directors:

The following individuals were nominated for election to the Board of Directors for terms that expire at the next annual meeting of shareholders. All of the nominated directors were elected. The results of the vote on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David R. Bethune	30,659,380	467,822	13,738,442
Mario Eisenberger	30,630,534	496,668	13,738,442
Harry Fisch	30,506,334	620,868	13,738,442
Mary Margaret Frank	30,665,208	461,994	13,738,442
Lucy Lu	30,652,548	474,654	13,738,442
O.B. Parrish	30,662,425	464,777	13,738,442
Michael L. Rankowitz	30,637,297	489,905	13,738,442
Jesus Socorro	30,646,708	480,494	13,738,442
Mitchell S. Steiner	30,498,624	628,578	13,738,442

2.	Ratification of Auditors:

The shareholders voted to ratify the appointment by the Company’s Audit Committee of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,553,866	296,097	15,681	0

3.	Approve the Equity Incentive Plan:

The shareholders voted in favor of approving the Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,022,865	1,005,591	98,746	13,738,442

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit 10.1	Veru Inc. 2018 Equity Incentive Plan.

Exhibit 10.2	Form of Non-Qualified Stock Option Grant Agreement for the Veru Inc. 2018 Equity Incentive Plan.

Exhibit 10.3	Executive Employment Agreement, dated as of March 21, 2018, between the Company and Michele Greco.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2018	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

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